Supplement dated May 22, 2008

to the Combined Statement of Additional Information for the

American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and
Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS
Fund, American Funds Global Growth HLS Fund, American Funds Global Growth and
Income HLS Fund, American Funds Global Small Capitalization HLS Fund, American
Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds
International HLS Fund and American Funds New World HLS Fund (the “American
Funds HLS Funds”) of

Hartford Series Fund, Inc.

Class IA and Class IB Shares

dated May 1, 2008 (the “American Funds HLS Funds SAI”)

At a meeting held on May 6-7, 2008, the Board of Directors of the Hartford Series Fund, Inc. approved changes to the Non-Fundamental Investment Restrictions of the HLS Funds.  Accordingly, in your American Funds HLS Funds SAI, under the section entitled “Investment Objectives and Policies”, the investment restrictions applicable to all Funds in the sub-section entitled “Non-Fundamental Investment Restrictions of the HLS Funds,” are deleted in their entirety and replaced with the following:

B.                                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

Each Fund may not:

1.               Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, and applicable law.

2.               Purchase securities on margin except to the extent permitted by applicable law.

3.               Purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund’s registration statement are not deemed to be borrowings for purposes of this restriction.

4.               Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

5.               Invest more than 15% of the Fund’s net assets in illiquid securities.

This Supplement should be retained with your SAI for future reference.